BofI Holding, Inc. Investor Presentation Greg Garrabrants President and Chief Executive Officer NASDAQ: BOFI December 2013

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2013. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2 Asset growth Deposit growth Loan portfolio growth Loan portfolio origination growth Non-performing assets to total assets Q4 Net Income Diluted EPS Q1 Fiscal 2014 Financial Highlights Q1 2014 vs. Q1 2013 $666.9 $340.0 $520.0 $191.0 55 bps $12.2 $0.85 25.5% 18.3% 27.2% 68.3% -27 bps 35.5% 26.9% Amount ($MM or %) Increase (%) Return on Equity: 17.7% Return on Assets: 1.63%

3 BofI is Consistently Ranked among the Best of the Biggest Thrifts by SNL Financial... BofI Holding, Inc. (BOFI) 2 CA 127.12 1,736 1.29 15.44 15.16 39.43 1.51 0.45 2010 The Best of the Biggest Thrifts #2 BofI Holding, Inc. (BOFI) 2 CA 134.61 2,224 1.24 16.09 14.33 42.04 1.20 0.39 2011 The Best of the Biggest Thrifts #2 #1 2012 The Best of the Biggest Thrifts BofI Holding, Inc. (BOFI) 1 CA 154.986 2,874.3 1.44 17.72 14.33 38.05 1.11 0.29 Source: SNL Financial

4 ...and is also a Top Performer among the Broader Universe of All Public Banks and Thrifts 2013 rank 2012 rank Total assets ($000) 2012 ROAE (%) 2013 ROAA (%) Non-interest income/total revenue (%) Capital ratio (%) Efficiency ratio (%) Non- performing loans/total loans (%) 1 N/A HomeStreet, Seattle, WA $2,631,230 39.18 3.43 79.45 19.31 61.50 12.80 2 239 Independent Bank Corp., Ionia, MI $2,023,876 22.85 1.12 40.68 14.71 77.59 2.24 3 3 Republic Bancorp, Louisville, KY $3,394,399 22.51 3.35 33.64 25.28 46.90 3.78 4 8 BofI Holding, San Diego, CA $2,874,322 17.30 1.49 22.30 14.60 38.15 1.16 5 87 Meta Financial Group, Sioux Falls, SD $1,763,270 17.21 1.21 53.12 22.23 84.41 2.54 6 1 Bank of the Ozarks, Little Rock, AR $4,040,207 16.68 2.04 25.29 19.36 48.59 0.34 7 N/A Pacific Premier Bancorp, Irvine, CA $1,173,792 16.34 1.52 9.32 14.43 61.20 0.22 8 38 Cardinal Financial Corp., McLean, VA $3,039,187 16.02 1.70 41.06 13.04 51.37 0.42 9 N/A Monarch Financial Holdings, Chesapeake, VA $1,215,446 15.81 1.25 68.78 12.05 79.93 0.33 10 132 Provident Financial Holdings, Riverside, CA $1,248,330 15.28 1.74 65.79 20.05 61.24 4.00 Source: ABA Banking Journal, May 2013 Note: Public banks and thrifts with total assets of $1-10 billion dollars

5 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.73% 0.71% 92% Return on equity 18.85% 7.13% 96% G&A 1.80% 2.87% 20% Efficiency ratio 37.66% 68.48% 6% Source: Uniform Bank Performance Report (UBPR) as of 9/30/13 Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended 9/30/13 The 96% on ROE means that the Bank outperformed 96% of all Banks. The 20% G&A ranking means that only 20% of Banks spend less on G&A than BofI. Peer group includes savings banks greater than $1 billion dollars.

6 Our Business Model is More Profitable Because Our Costs are Lower Salaries and benefits Premises and equipment BofI1 (%) 0.83 0.16 Other non-interest expense 0.67 Total non-interest expense 1.66 Core business margin 2.00 1.53 0.37 1.19 3.09 0.54 Banks $1-$10bn2 (%) Net interest income 3.66 3.63 As % of average assets 1. BofI Federal Bank only for the three months ended 9/30/13 - the most recent data on FDIC website “Statistics on Depository Institutions Report" Excludes BofI Holding, Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 9/30/13. Total of 450 institutions $1-$10 billion

7 Corporate Profile and Vision • $3.3 billion asset savings and loan holding company1 • 13-year operating history, publicly traded on NASDAQ (BOFI) since 2005 • Headquartered in single branch location in San Diego, CA • 320 employees ($10.3 million in assets per employee)1 • Market Capitalization of $1.04 billion2 1. As of 09/30/13 2. As of 11/25/13 closing price of $75.68 per share We aspire to be the most innovative branchless bank in the United States providing products and services superior to our branch based competitors Vision Key Facts

8 Well Capitalized for Growth 12-month Growth with Existing Capital at 8% Target and Projected Earnings Over Next Four Quarters • Tier 1 Capital of 8.5% at September 30, 2013 • Assume Q1 Earnings for Next Four Quarters growing at 15% • Generates Organic Bank Capital of $61 million • Provides $732 million in Assets When Deployed at 12 to 1. • Assumes Tier 1 Capital at 8.0% - September 30, 2013 • Use Cash of $15 Million & Target Tier 1 Capital Ratio (8%) • 8% target ratio provides $190 million • $180 million in assets when excess cash deployed at 12 to 1 2,000 4,000 1,000 3,000 5,000 Possible Bank Assets $370 Leverage Earnings $4,386 Deploy Existing Capital $3,284 Bank Assets $732 September 30, 2013 September 30, 2014 30% asset growth possible with organic earnings and excess cash $MM

9 Diversified Branchless Deposit Businesses Key Elements Deposit Consumer direct internet brands Distribution Partners BIN sponsorship • Demographically targeted brands • Differentiated products with turn-down product options Business banking • Exclusive relationships with significant brands, groups, or employees • Exclusive relationships with financial planners through BofI Advisor • Business banking with full suite of cash management services • Prepaid program managers with focus on large national programs Specialty deposits • 1031 exchange firms • Title and escrow companies • HOA and property management • IOLTA accounts

10 Distribution Partners Focus Current Partner Direct Marketing Retail Event-Based Issuance

11 Diversified and Improving Deposit Mix Including Rapidly Increasing Business Banking Deposits 40.2 13.1 19.5 27.2 Checking Money Market Savings CD’s Note: 100% of deposits equals $2,193MM Diversified Deposit Base Rapid Business Banking Deposit Growth 467 314 185 124 78 21 0 100 200 300 400 500 ($MM) Q4 12 Q1 13 Q2 13 Q4 13 Q3 13 Q1 14 # of accounts 170 351 620 921 1,481 1,979 Percent

12 Key Growth Areas Growth: 09/2012 - 09/2013 Checking balance 258% MMS balance 17% Savings balance -3% CD balance -19% Transaction account balance 85% Gen Y (1978-1994) Number of accounts for segment up 80%, account balances up 72% Gen X (1965-1977) Number of accounts for segment up 73%, account balances up 46% Key Areas of Growth

BofI's Vision for Multi-Channel Customer Service and Transactions • Aggressive outbound − segmented call lists based upon behavioral segmentation (e.g., usage) • Utilization of third party and internal data • Coordinated multi-channel marketing • Utilize third party infrastructure (e.g., ATMs to deposit cash and reload networks) • Incorporate personalized elements (video, chat) into direct banker interactions • Mobile and Remote RDC through iPhone and Android applications Direct Banker Voice Video Chat Email ATM 13

The Tipping Point for Consumer and Business Banking Customers • Consumers are disenchanted with traditional banks • Cost structure of business and consumer accounts are significant concerns • Technology has removed final barriers to branchless banking (remote deposit capture, reload networks, enhanced ATMs for depositing of cash) • Ubiquity of mobile and smartphones • Consumers can feel connection and relationship via electronic media (phone, video, chat, social) Internet Banking/ New Preferred Method 67% 2008 2011 58 0 64 80 25 60 40 20 26 15 Ages 18-34 Ages 55+ Ages 35-54 Source: AlixPartners study, Nicklaus internal reports, SNL Financial, American Bankers Association and Wall Street Research – February 2013 14

Branch Transaction Activity Migrating to Mobile/Online Channels U.S. Banking Transactions by Channel (Billions)1 U.S. Branch Transaction Activity2 (average annual change – 2008-11) Deposit Withdrawal Check cashing Total -7% to -9% -3% to -6% -17% to -19% -4% to -5% 100 75 50 25 0 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Branch Call center ATM Online Mobile Forecast Actual 1. Source: Tower Group; McKinsey & Co., Novantas. 2. Represents the average annual change measured in 2008-2011 15% of transactions at branches ~85% of transactions non-branch 15

16 Branch Traffic has Declined Approximately 4.0% per Year for an Aggregated Decline of 90% Over the Last 16 Years Source: FMSI 2013 Teller Line Study "Branch foot-traffic is plummeting and branches are largely idle, except for the activities of the employees" "Check writing declines 6-10% per year" – Bob Meara, Analyst, Celent 2010 Thousands 1995 2000 2005 13.0 0 11.4 10.1 15 10 5 6.4 2013 8.1 ~4.0% CAGR Average Branch Monthly Volume – Teller Transactions

17 The Rollout of Remote Deposit Capture has had an Immediate Impact – Chase Example % of Consumer Deposits Through Tellers1 1. Chase data includes non-Chase ATMs Source: Gordon Smith, "Consumer & Community Banking" 2/26/13, J.P. Morgan & Chase, SNL Financial 51 55 62 74 85 90 0 20 40 60 80 100 39 points 4Q 11 4Q 12 4Q 07% 4Q 10 4Q 09 4Q 08

Bank Deposit Revenue Sources have been Significantly Reduced and Cost per Branch Transaction is 40 Times that of a Call Center Service Charges/Total Deposits (%) Source: FDIC; Baird estimates; PNC population Cost Per Transaction % 0.40 2002 2012 0.2 0.65 0.0 0.8 0.4 0.6 0.56 Call center Online/ mobile $ 0.10 0 ATM 0.59 Branch 3.97 1 4 3 2 18

Branch Banks Cannot Cost-Effectively Serve Most Customers Chase 23 23 23 19 12 United States 32 20 21 19 8 Segment 1 (<$5K D&I) Segment 2 ($5K-$25K D&I) Segment 3 ($25-$100K D&I) Segment 4 ($100-$500K D&I) Segment 5 ($500K+ D&I) >30% of Chase households have >$100K in D&I and make up ~55% of revenue Of the remaining 70%, Chase has publically stated that 70% are not profitable Source: MacroMonitor 2010 Survey of the U.S. households, U.S. Census Bureau; Chase data post implementation of Durbin Amendment 19

20 Primary Business – Lending Lending Single family Multifamily C&I Lending Gain-on-sale Mortgage Banking Wholesale Jumbo Retail Wholesale Lender Finance Healthcare Finance • Internet and affinity lead sources • Self-service operation • Low-fixed costs • High-end portfolio lender – “Common Sense" underwriting – Quarter to date average LTV of 61% • High quality originators with average experience of 15+ years • Call center based originators • Highly ranked website - apartmentbank.com • 12-year history as portfolio bank • High credit quality • Quarter to date average LTV of 59% and DSCR of 1.52% • Real estate and tax lien secured • Consumer receivable secured • Lower and middle market asset-based lending (healthcare receivables) • Selected Health Care Real Estate Warehouse Lending • Product provides vertical integration and strengthens mortgage banking relationships Factoring • Insurance company secured receivables • Healthcare receivables • Other high credit quality receivables Bank Loans • Syndicated cash-flow loans

21 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 55% 55% 55% 55% 55% 54% 54% 54% 55% 56% Average Loan to Value $1,912,999 $2,155,306 $2,195,331 $2,256,918 $2,433,001 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

22 Single Family and Multifamily Portfolio Loan Production has increased Substantially in the Latest Quarter … Single Family Multifamily Pipeline ($MM) 106 148 204 344 63 124 0 50 100 150 200 250 June 2013 September 2013 243 141 0 50 100 150 200 250 June 2013 September 2013 Quarterly Loan Production ($MM)

23 … but Single Family Production has shifted to Jumbo Mortgages and Away From Agency Eligible Loans $37 $55 $66 $84 $91 $116 $81 $64 $44 $36 $30 $30 $0 $20 $40 $60 $80 $100 $120 $140 $160 May-13 June-13 July-13 August-13 September-13 October-13 $118 $119 $110 $120 $121 $146 Jumbo Mortgages Agency Mortgages Monthly Loan Production ($MM)

24 First Quarter Loan Growth Reduced by Adjustment in Warehouse and Agency Held For Sale of $88 Million 2,334 258 0 1,000 2,000 3,000 $MM Loans 9/30 2,504 S.F. Warehouse & Agency -88 Single, Multi- family, C&I and Specialty Finance Loans 6/30 Loans = Loan portfolio net of allowance and discount plus Loans Held for Sale. Net loan growth • Quarter: 8% • Annualized: 32% Adjusted for S.F. Warehouse and agency held for sale decline • Quarter: 11% • Annualized: 44%

25 Moderate Reduction in Single Family Agency Production From Prior Quarter Compensated by Other Loan Production Areas C&I Multifamily Jumbo Single Family Agency 79 217 250 204 344 425 57 66 106 148 154 77 84 143 160 5142 9693 0 200 400 600 800 $MM 367 489 473 677 790 FY Q2 2013 FY Q3 2013 FY Q4 2013 FY Q1 2014 10/30/13 Loan Pipeline – Last Four Quarters and Current

26 0.62 2.14 0 1 2 3 4 (%) BofI1 Banks $1-10 bn Non-current (30 days+) loans to total loans1 Assets in non-accrual to total assets1 0.48 0.99 0 1 2 3 4 (%) BofI1 Bank $1-10 bn 1. As reported in FDIC SDI report at 9/30/13. Total of 450 institutions included in the $1-$10 billion group Best-in-Class Asset Quality

27 Loan Portfolio1 100% = $2,480 Million SF - Residential 51% C&I 2% C&I - SF Lender Finance 6% CRE 1% Multifamily 32% Home Equity 1% Factoring 5% Consumer and Other 2% 1. Gross loans before premiums, discounts and allowances Loan Diversity – September 30, 2013

28 Non-Interest Income Is Diversified With Significant Growth Outside of Single Family Agency Mortgage Banking ($ in Thousands) Q1 Fiscal 2013 Q1 Fiscal 2014 Mortgage loan sales: Single family $5,006 $1,301 Multi-family 1,450 685 Other loan sales, primarily structured settlements -- 3,089 Mortgage prepayment penalties 202 654 Bank service fees, prepaid card fees, other non- interest income, net 103 1,247 $6,761 $6,976

29 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

30 Greg Garrabrants, President and CEO BofI Holding, Inc. Phone: +1-858-350-6203 greg.garrabants@bofifederalbank.com www.bofiholding.com Investor Relations BofI Holding, Inc. investors@bofi.com www.bofiholding.com Contact Information